UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

LiveDeal, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

LIVEDEAL, INC.

6240 McLeod Drive, Suite 120

Las Vegas, Nevada 89120

(702) 939-0230

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 11, 2013

February 22, 2013

Las Vegas, Nevada

To Our Stockholders:

The 2013 Annual Meeting of Stockholders of LiveDeal, Inc. (“LiveDeal”) will be held at our call center location, which is located at 325 East Warm Springs Road, Suite 100, Las Vegas, Nevada 89119, on Thursday, April 11, 2013, beginning at 10:00 a.m. local time. The Annual Meeting is being held to:

1.	elect seven directors to our Board of Directors;

2.	approve, on an advisory basis, the compensation of our named executive officers (“say-on-pay”);

3.	vote, on an advisory basis, on the frequency of future “say-on-pay” votes;

4.	ratify the appointment of Kabani & Company, Inc. as LiveDeal’s independent registered public accounting firm for the fiscal year ending September 30, 2013; and

5.	transact such other business that may properly come before the meeting and any adjournments thereof.

Only stockholders of record at the close of business on February 15, 2013 are entitled to receive notice of and to vote at the meeting or any adjournment thereof. Note that we have enclosed with this notice (i) our Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended September 30, 2012 and (ii) a Proxy Statement.

Your proxy is being solicited by LiveDeal’s Board of Directors. All stockholders are cordially invited to attend our Annual Meeting and vote in person. In order to assure your representation at the Annual Meeting, however, we urge you to complete, sign and date the enclosed proxy as promptly as possible and return it to us either (i) via facsimile to the attention of LiveDeal’s Accounting Manager at (702) 939-0246, or (ii) in the enclosed postage-paid envelope. If you attend the Annual Meeting in person, you may vote in person even if you previously have returned a proxy. Please vote – your vote is important.

By Order of the Board of Directors,

/s/ Jon Isaac

Jon Isaac
President and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON APRIL 11, 2013

The Proxy Statement and our Annual Report to Stockholders are available at http://ir.stockpr.com/livedeal/overview.

TABLE OF CONTENTS

About The Meeting	1
Proposal No. 1 – Election of Directors	4
Board Information and Director Nomination Process	8
Proposal No. 2 – Advisory Vote on Compensation of Named Executive Officers (“Say-on-Pay”)	13
Proposal No. 3 – Advisory Vote on Frequency of Future “Say-on-Pay” Votes	14
Proposal No. 4 – Ratification of Our Independent Registered Public Accounting Firm	15
Executive Officers	16
Compensation Discussion and Analysis	17
Summary Compensation Table	19
Employment Agreements	20
Outstanding Equity Awards at Fiscal Year End	20
Director Compensation	20
Equity Compensation Plan Information	21
Compensation Committee Report	22
Audit Committee Report	22
Security Ownership of Certain Beneficial Owners and Management	24
Section 16(a) Beneficial Ownership Reporting Compliance	25
Related Party Transactions	25
Stockholder Nominations and Other Proposals	26
Other Matters	26
Electronic Delivery of Future Annual Meeting Materials	26
Where You Can Find More Information	27

LIVEDEAL, INC.

6240 McLeod Drive, Suite 120

Las Vegas, Nevada 89120

(702) 939-0230

PROXY STATEMENT FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 11, 2013

This Proxy Statement relates to the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of LiveDeal, Inc. (“LiveDeal” or the “Company”). The Annual Meeting will be held on Thursday, April 11, 2013 at 10:00 a.m. local time, at our call center location, which is located at 325 East Warm Springs Road, Suite 100, Las Vegas, Nevada 89119, or at such other time and place to which the Annual Meeting may be adjourned or postponed. The enclosed proxy is solicited by LiveDeal’s Board of Directors (the “Board”). The proxy materials relating to the Annual Meeting are first being mailed to stockholders entitled to vote at the Annual Meeting on or about February 22, 2013.

ABOUT THE MEETING

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the accompanying Notice of Annual Meeting and this Proxy Statement, including (i) the election of seven directors to the Board; (ii) an advisory vote on the compensation of our named executive officers (“say-on-pay”); (iii) an advisory vote on the frequency of future “say-on-pay” votes; and (iv) the ratification of the Audit Committee’s appointment of Kabani & Company, Inc. as our independent registered public accounting firm for the fiscal year ending September 30, 2013. In addition, management will report on our most recent financial and operating results and respond to questions from stockholders.

What are the Board’s recommendations?

The Board recommends a vote:

•	FOR election of the nominated slate of directors;
•	FOR the resolution approving, on an advisory basis, the compensation of our named executive officers (“say-on-pay”);
•	FOR holding future “say-on-pay” votes every THREE years; and
•	FOR the ratification of the Audit Committee’s appointment of Kabani & Company, Inc. as our independent registered public accounting firm for the fiscal year ending September 30, 2013.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

Who is entitled to attend and vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date, February 15, 2013, or their duly appointed proxies, are entitled to receive notice of the Annual Meeting, attend the Annual Meeting and vote the shares that they held on that date at the Annual Meeting or any postponement or adjournment of the Annual Meeting. At the close of business on January 28, 2013, there were issued, outstanding and entitled to vote 2,755,818 shares of our common stock, par value $0.001 per share, each of which is entitled to one vote.

How do I vote?

You may vote on matters to come before the meeting in two ways: (i) you can attend the Annual Meeting and cast your vote in person; or (ii) you can vote by completing, signing and dating the enclosed proxy card and returning it to us via mail or facsimile.

If you are a shareholder of record and return the proxy card, you will authorize the individuals named on the proxy card, referred to as the proxy holders, to vote your shares according to your instructions. If you return the proxy card but do not provide instructions, you will authorize the proxy holders to vote your shares according to the recommendations of the Board (which are described below).

If your shares are held by your broker, bank or other nominee in “street name,” you will receive a voting instruction form from your broker or the broker’s agent asking you how your shares should be voted. If you hold your shares in “street name” and do not provide specific voting instructions to your broker, a “broker non-vote” will result with respect to Proposals 1, 2 and 3. Therefore, it is very important to respond to your broker’s request for voting instructions on a timely basis if you you’re your shares held in “street name” to be represented and voted at the Annual Meeting. Please see below for additional information if you hold your shares in “street name” and desire to attend the Annual Meeting and/or vote your shares in person.

What if I vote and then change my mind?

If you are a shareholder of record, you may revoke your proxy at any time before it is exercised by either (i) filing with our Corporate Secretary a notice of revocation; (ii) sending in another duly executed proxy bearing a later date; or (iii) attending the meeting and casting your vote in person. Your last vote will be the vote that is counted.

If you hold your shares in “street name,” refer to the voting instructing form provided by your broker or the broker’s agent for more information about what to do if you submit voting instructions and then change your mind in advance of the Annual Meeting.

How can I get more information about attending the Annual Meeting and voting in person?

The Annual Meeting will be held on Thursday, April 11, 2013 at 10:00 a.m. local time, at our call center location, which is located at 325 East Warm Springs Road, Suite 100, Las Vegas, Nevada 89119, or at such other time and place to which the Annual Meeting may be adjourned or postponed. For additional details about the Annual Meeting, including directions to the site of the Annual Meeting and information about how you may vote in person if you so desire, please contact LiveDeal at (702) 939-0230.

If you hold your shares in “street name,” please bring an account statement or letter from the applicable broker, bank or nominee indicating that you are the beneficial owner of the shares as of the record date if you would like to gain admission to the Annual Meeting. In addition, if you hold your shares in “street name” and desire to actually vote your shares in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other nominee. For more information about obtaining such a proxy, contact your broker, bank or other nominee.

2

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares on the record date will constitute a quorum, permitting us to conduct our business at the Annual Meeting. Proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining whether a quorum is present. Broker non-votes will also be counted for purposes of determining whether a quorum is present.

What vote is required to approve each item?

Election of Directors. Election of a director requires the affirmative vote of the holders of a plurality of the shares for which votes are cast at a meeting at which a quorum is present. The seven persons receiving the greatest number of votes will be elected as directors. Since only affirmative votes count for this purpose, a properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Stockholders may not cumulate votes in the election of directors.

Pursuant to rules approved by the Securities and Exchange Commission (the “SEC”) brokers are not entitled to use their discretion to vote uninstructed proxies in, among other things, uncontested director elections. In other words, if your shares are held by your broker in “street name” and you do not provide your broker with instructions about how your shares should be voted in connection with this proposal, your shares will not be voted and a “broker non-vote” will result. Therefore, if you desire that your shares be voted in connection with the election of the Board, it is imperative that you provide your broker with voting instructions. If your shares are held by your broker in “street name,” you will receive a voting instruction form from your broker or the broker’s agent asking you how your shares should be voted. Please complete the form and return it in the envelope provided by the broker or agent.

Advisory Vote on Compensation of Named Executive Officers (“Say-on-Pay”). The resolution approving, on an advisory basis, the compensation of our named executive officers (“say-on-pay”) will be approved if a majority of the votes cast affirmatively or negatively at the Annual Meeting are voted in favor of the proposal, assuming a quorum is present. A properly executed proxy marked “ABSTAIN” with respect to the proposal will not be voted or treated as a vote cast, although it will be counted for purposes of determining whether a quorum is present.  Accordingly, an abstention will not affect the outcome of the proposal.  Brokers are not entitled to use their discretion to vote uninstructed proxies with respect to the proposal, and any such “broker non-votes” will not be deemed a vote cast.

Advisory Vote on Frequency of Future “Say-on-Pay” Votes. Proposal No. 3 is being submitted to enable stockholders to express a preference as to whether future “say-on-pay” votes should be held every year, every two years or every three years. The selection that receives a plurality of affirmative votes will be considered the preference of the stockholders. Brokers are not entitled to use their discretion to vote uninstructed proxies with respect to the proposal, and any such “broker non-votes” will not be deemed a vote cast. Abstentions will not affect the outcome of this proposal.

Ratification of Auditors. The ratification of the Audit Committee’s appointment of Kabani & Company, Inc. as our independent registered public accounting firm for the fiscal year ending September 30, 2013 will be approved if a majority of the votes cast affirmatively or negatively at the Annual Meeting are voted in favor of the proposal, assuming a quorum is present. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted or treated as a vote cast, although it will be counted for purposes of determining whether a quorum is present. Accordingly, an abstention will not affect the outcome of this proposal. Brokers are entitled to use their discretion to vote uninstructed proxies with respect to ratification of our independent auditors.

3

Can I dissent or exercise rights of appraisal?

Under Nevada law, holders of our common stock are not entitled to dissenters’ rights in connection with any of the proposals to be presented at the Annual Meeting or to demand appraisal of their shares as a result of the approval of any of the proposals.

Who pays for this proxy solicitation?

The Company will bear the entire cost of this proxy solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners.

Where can I access this Proxy Statement and the related materials online?

The Proxy Statement and our Annual Report to Stockholders are available at http://ir.stockpr.com/livedeal/overview.

ELECTION OF DIRECTORS
(Proposal No. 1)

General

LiveDeal’s Amended and Restated Bylaws provide that the Board shall consist of not less than three nor more than nine directors (with the precise number of directors to be established by resolution of the Board), each of whom is elected annually. Currently, there are seven members of the Board. The Board has determined that seven directors will be elected at the 2013 Annual Meeting, and has nominated each of the seven incumbent directors for re-election. Each director is to be elected to hold office until the next annual meeting of stockholders or until his or her successor is elected and qualified. If a director resigns or otherwise is unable to complete his or her term of office, the Board may elect another director for the remainder of the departing director’s term.

The Board has no reason to believe that the nominees will not serve if elected, but if they should become unavailable to serve as a director, and if the Board designates a substitute nominee, the persons named as proxies will vote for the substitute nominee designated by the Board.

Vote Required

If a quorum is present at the Annual Meeting, the seven nominees receiving the highest number of votes will be elected to the Board.

Nominees for Director

The Board’s nominees are listed below. The Board recommends that you vote FOR the election of each of Messrs. Butler, Clarke, Gao, Jon Isaac, Tony Isaac, Kocmur and LeClaire.

4

Certain Family Relationships

Jon Isaac, who is a director and serves as our President and Chief Executive Officer, is the son of Tony Isaac, who is also a director and serves as our Financial Planning and Strategist/Economist.

Richard D. Butler, Jr., 63 Audit Committee Member Corporate Governance and Nominating Committee Chairman

Mr. Butler is Chairman of the Corporate Governance and Nominating Committee and has served as a director and member of the Audit Committee of our Company since August 2006 (including YP.com from 2006-2007). He is a veteran savings and loan and mortgage banking executive, co-founder and major shareholder of Aspen Healthcare, Inc. and Ref-Razzer Corporation, former Chief Executive Officer of Mt. Whitney Savings Bank, Chief Executive Officer of First Federal Mortgage Bank, Chief Executive Officer of Trafalgar Mortgage, and Executive Officer & Member of the President’s Advisory Committee at State Savings & Loan Association (peak assets $14 billion) and American Savings & Loan Association (NYSE: FCA; peak assets $34 billion). Mr. Butler attended Bowling Green University in Ohio, San Joaquin Delta College in California and Southern Oregon State College.

Specific Qualifications:

•	Relevant educational background and business experience.
•	Extensive experience as Chief Executive Officer for several companies in the banking and finance industries.
•	Experience as a public company director.
•	Experience in workouts and restructurings, mergers, acquisitions, business development, and sales and marketing.
•	Background and experience in finance required for service on Audit Committee.

Thomas J. Clarke, Jr., 56 Compensation Committee Chairman Corporate Governance and Nominating Committee Member

Mr. Clarke is Chairman of the Compensation Committee and has served as a director of our Company since November 2007.  Mr. Clarke is currently a director of Reis, Inc. (NASDAQ: REIS), a leading provider of commercial real estate performance information and analysis, and Chief Executive Officer of Weiss Group, LLC, a leading provider of independent research.  Mr. Clarke was Chief Executive Officer of TheStreet.com (NASDAQ: TSCM) from October 1999 until March 2009.  Prior to joining that company, Mr. Clarke was Chief Executive Officer of Thomson Financial Investor Relations.  At that company, Mr. Clarke oversaw the sale of what was then Technimetrics Inc. from Knight-Ridder to Thomson Corporation in 1998.  Mr. Clarke has also held management positions at companies such as McAuto Systems Corp. and Media Records.  Mr Clarke has over 30 years of experience in the financial information sector and is an active investor of early stage companies in that sector.  Mr. Clarke holds an MBA from Hofstra University and a Bachelor’s Degree in Marketing from St. John’s University.

5

Specific Qualifications:

•	Relevant educational background and business experience.
•	Experience in venture capital, mergers, acquisitions and other strategic transactions.
•	Experience as public company director and executive officer (including as Chief Executive Officer).

Dennis (De) Gao, 32 Audit Committee Member

Mr. Gao has served as a director of our Company and as a member of the Audit Committee since January 2012.  In July 2010, Mr. Gao co-found and became the CFO at Oxstones Capital Management, a privately held company and a social and philanthropic enterprise, serving as an idea exchange for the global community.  Prior to establishing Oxstones Capital Management, from June 2008 until July 2010, Mr. Gao was a product owner at Procter and Gamble for its consolidation system and was responsible for the Procter and Gamble’s financial report consolidation process.  From May 2007 to May 2008, Mr. Gao was a financial analyst at the Internal Revenue Service's CFO division. Mr. Gao has a dual major Bachelor of Science degree in Computer Science and Economics from University of Maryland, and an M.B.A. specializing in finance and accounting from Georgetown University’s McDonough School of Business.

Specific Qualifications:

•	Relevant educational background and business experience.
•	Background and experience in finance required for service on Audit Committee.

Jon Isaac, 30

Mr. Jon Isaac has served as a director of our Company since December 2011 and became our President and Chief Executive Officer in January 2012. He is the founder of Isaac Organization, a privately held investment company. At Isaac Organization, Mr. Isaac has closed a variety of multi-faceted real estate deals and has experience in aiding public companies to implement turnarounds and in raising capital. Mr. Isaac studied Economics and Finance at the University of Ottawa, Canada.

Specific Qualifications:

•	Relevant educational background and business experience.
•	Experience in aiding public companies to implement turnarounds and in raising capital

6

Tony Isaac, 58

Mr. Tony Isaac has served as a director of our Company since December 2011 and began serving as the Company’s Financial Planning and Strategist/Economist in July 2012. He is the Chairman and Co-Founder of Isaac Organization, a privately held investment company. Mr. Isaac has invested in various companies, both private and public from 1980 to present. Mr. Isaac’s specialty is negotiation and problem-solving of complex real estate and business transactions. Mr. Isaac graduated from Ottawa University in 1981, where he majored in Commerce and Business Administration and Economics.

Specific Qualifications:

•	Relevant educational background and business experience.
•	Experience in negotiation and problem-solving of complex real estate and business transactions

John Kocmur, 68

Mr. Kocmur has served as a director of our Company since December 2011. Since 1986 until the present, Mr. Kocmur has served as president and co-owner of Janez Properties, Inc., a private real estate company, specializing in developing, acquiring and managing office, industrial, commercial, mixed use and residential properties throughout Southern California. Mr. Kocmur has experience in development, acquisitions/dispositions, asset and property management, leasing and reporting to the owners/investors.

Specific Qualifications:

•	Relevant educational background and business experience.
•	Extensive experience as president of a private real estate company

Greg A. LeClaire, 43 Audit Committee Chairman Compensation Committee Member

Mr. LeClaire is Chairman of the Audit Committee and a member of the Compensation Committee, and he has served as a director of our Company since May 2008. He is also a member of the board of directors of Asura Development Group, Inc. (formerly known as IA Global, Inc.) (OTC: IAGI). He currently serves as Director of Finance of Medicity, Inc., a subsidiary of Aetna, Inc. providing health information exchange (HIE) solutions. From January 2010 to September 2012, Mr. LeClaire served as Chief Financial Officer of ePercipio LLC, an online training company. From June 2009 to January 2010, he served as a financial, operational and strategic development consultant in the technology sector. He was Chief Financial Officer and Corporate Secretary of ClearOne Communications, Inc. (NASDAQ: CLRO), a manufacturer and marketer of audio conferencing and related products, from September 2006 until May 2009. From April 2006 until August 2006, Mr. LeClaire served as Vice President – Finance and Administration for LiveDeal, Inc., the Internet classifieds company that the Company acquired in 2007. Prior to that, Mr. LeClaire was Vice President and Chief Financial Officer of Utah Medical Products, Inc. (NASDAQ: UTMD), a multi-national medical device corporation, from January 2001 until April 2006. Mr. LeClaire has significant experience in the areas of finance and accounting, SEC reporting, Sarbanes-Oxley compliance, budgeting and financial management. He holds a M.S. degree in management from Stanford University’s Graduate School of Business and a Bachelor of Science degree in accounting from the University of Utah.

7

Specific Qualifications:

•	Relevant educational background and business experience, including in the technology sector.
•	Experience as public company director and executive officer (including as principal financial officer).
•	Experience having ultimate responsibility for the preparation and presentation of financial statements (“financial literacy” required by applicable NASDAQ rules for service as Audit Committee chairman).
•	“Audit Committee Financial Expert” for purposes of SEC rules and regulations (required for service as Audit Committee chairman).

The Board recommends a vote FOR the election of each of the director nominees.

BOARD INFORMATION AND DIRECTOR NOMINATION PROCESS

How often did the Board meet during fiscal 2012?

The Board met seven times during fiscal 2012, either telephonically or in person, and acted one time by written consent. None of our directors attended fewer than 75% of the meetings of the Board held during the director’s service or of any committee on which the director served during fiscal 2012.

Who are the Board’s “independent” directors?

The Board has affirmatively determined that Messrs. Butler, Clarke, Gao, Kocmur and LeClaire (constituting a majority of the full Board) are “independent directors” under NASDAQ Listing Rule 5605(a)(2) and the related rules of the SEC. The Company’s independent directors conduct executive sessions at regularly scheduled meetings as required by NASDAQ Listing Rule 5605(b)(2).

How can our stockholders communicate with the Board?

Stockholders and other parties interested in communicating with the Board may do so by writing to Board of Directors, LiveDeal, Inc., 6240 McLeod Drive, Suite 120, Las Vegas, Nevada 89120.

What is the leadership structure of the Board?

In the past, when the Chief Executive Officer of the Company has not also served as the Chairman of the Board, the Board has from time to time identified an independent director to serve as the Board’s “Lead Director.” The Lead Director provides general leadership to the Board at and between meetings, including during executive sessions of the Board in which management does not participate. Currently, the Board does not have a Lead Director. Although the Board assesses the appropriate leadership structure from time to time in light of internal and external events or developments and reserves the right to make changes in the future, it believes that the current structure, as described in this Proxy Statement, is appropriate at this time given the size and experience of the Board, as well as the background and experience of management.

8

What is the Board’s role in risk oversight?

Our management is responsible for managing risk and bringing the most material risks facing the Company to the Board’s attention.  The Board has oversight responsibility for the processes established to report and monitor material risks applicable to the Company.  The Board also oversees the appropriate allocation of responsibility for risk oversight among the committees of the Board.  The Audit Committee plays a central role in overseeing the integrity of the Company’s financial statements and reviewing and approving the performance of the Company’s internal audit function and independent accountants.  The Corporate Governance and Nominating Committee considers risks related to succession planning and considers risk related to the attraction and retention of talent and risks related to the design of compensation programs and arrangements.  The Compensation Committee monitors the design and administration of the Company’s compensation programs to ensure that they incentivize strong individual and group performance and include appropriate safeguards to avoid unintended or excessive risk taking by Company employees. The Board does not believe that its process for risk oversight should affect its leadership structure (i.e., whether it may combine the Chairman and CEO roles in the future) because Board committees (comprised entirely of independent directors) play the central role in risk oversight.

What committees has the Board established?

The Board has an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee, each of which is a standing committee of the Board.

Audit Committee. The purpose of the Audit Committee is to assist the Board in overseeing (i) the integrity of our Company’s accounting and financial reporting processes, the audits of our financial statements, as well as our systems of internal controls regarding finance, accounting, and legal compliance; (ii) our Company’s compliance with legal and regulatory requirements; (iii) the qualifications, independence and performance of our independent public accountants; (iv) our Company’s financial risk; and (v) our Company’s internal audit function. In carrying out this purpose, the Audit Committee maintains and facilitates free and open communication between the Board, the independent public accountants, and our management. Mr. LeClaire (Chairman), Mr. Butler and Mr. Gao currently serve on the Audit Committee. Each member of the committee satisfies the independence standards specified in Rule 5605(a)(2) of the NASDAQ Listing Rules and the related rules of the SEC and has been determined by the Board to be “financially literate” with accounting or related financial management experience. The Board has also determined that Mr. LeClaire is an “audit committee financial expert” as defined under SEC rules and regulations, and qualifies as a financially sophisticated audit committee member as required under Rule 5605(c)(2)(A) of the NASDAQ Listing Rules. The Board has adopted a charter for the Audit Committee, a copy of which is posted on our website at www.livedeal.com. The Audit Committee met four times during fiscal 2012.

Compensation Committee. The purpose of the Compensation Committee is to (i) discharge the Board’s responsibilities relating to compensation of the Company’s directors and executives, (ii) produce an annual report on executive compensation for inclusion in the Company’s proxy statement, as necessary, and (iii) oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs, including stock and benefit plans. Messrs. Clarke (Chairman) and LeClaire currently serve on the Compensation Committee. Each member of the committee satisfies the independence standards specified in Rule 5605(a)(2) of the NASDAQ Listing Rules and the related rules of the SEC. In addition, each of the current members of the Compensation Committee is a “non-employee director” under Section 16 of the Exchange Act and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Board has adopted a charter for the Compensation Committee, a copy of which is posted on our website at www.livedeal.com. The Compensation Committee met twice during fiscal 2012.

9

Compensation Committee Interlocks and Insider Participation. There were no interlocking relationships between our Company and other entities that might affect the determination of the compensation of our executive officers.

Corporate Governance and Nominating Committee. The purpose of the Corporate Governance and Nominating Committee is to (i) identify individuals who are qualified to become members of the Board, consistent with criteria approved by the Board, and to select, or to recommend that the Board select, the director nominees for the next annual meeting of stockholders or to fill vacancies on the board; (ii) develop and recommend to the Board a set of corporate governance principles applicable to our Company; and (iii) oversee the evaluation of the Board and our Company’s management. Messrs. Butler (Chairman) and Clarke currently serve on the Corporate Governance and Nominating Committee. Each member of the committee satisfies the independence standards specified in Rule 5605(a)(2) of the NASDAQ Listing Rules and the related rules of the SEC. The Board has adopted a charter for the Corporate Governance and Nominating Committee, a copy of which is posted on our website at www.livedeal.com. The Corporate Governance and Nominating Committee met twice during fiscal 2012.

What are the procedures of the Corporate Governance and Nominating Committee in making nominations?

The Corporate Governance and Nominating Committee establishes and periodically reviews the criteria and qualifications for board membership and the selection of candidates to serve as directors of our Company. In determining whether to nominate a candidate for director, the Corporate Governance and Nominating Committee considers the following criteria, among others:

•	the candidate’s integrity and ethical character;

•	whether the candidate is “independent” under applicable SEC, NASDAQ and other rules;

•	whether the candidate has any conflicts of interest that would materially impair his or her ability to exercise independent judgment as a member of the Board or otherwise discharge the fiduciary duties owed by a director to LiveDeal and our stockholders;

•	the candidate’s ability to represent all of our stockholders without favoring any particular stockholder group or other constituency of LiveDeal;

•	the candidate’s experience (including business experience relevant to LiveDeal and/or its industry), leadership qualities and commitment to devoting the amount of time required to be an active member of the Board and its committees; and

•	the committee’s desire to nominate directors from diverse business and personal backgrounds (although the Company does not have a specific policy regarding the consideration of diversity in identifying director nominees).

The committee has the authority to retain a search firm to identify director candidates and to approve any fees and retention terms of the search firm’s engagement, although the committee has not recently engaged such a firm.

Although the committee has not specified any minimum criteria or qualifications that each director must meet, the committee conducts its nominating process in a manner designed to ensure that the Board continues to meet applicable requirements under SEC and NASDAQ rules (including, without limitation, as they relate to the composition of the Audit Committee).

10

The Board is of the view that the continuing service of qualified incumbents promotes stability and continuity in the boardroom, giving our Company the benefit of the familiarity and insight into our Company’s affairs that its directors have accumulated during their tenure, while contributing to the Board’s ability to work as a collective body. Accordingly, the process of the Corporate Governance and Nominating Committee for identifying nominees reflects the practice of re-nominating incumbent directors who continue to satisfy the committee’s criteria for membership on the Board, who the committee believes will continue to make important contributions to the Board, and who consent to continue their service on the Board.

What are our policies and procedures with respect to director candidates who are nominated by security holders?

The Corporate Governance and Nominating Committee will consider director candidates recommended by our stockholders under criteria similar to those used to evaluate candidates nominated by the committee (including those listed above). In considering the potential candidacy of persons recommended by stockholders, however, the committee may also consider the size, duration and any special interest of the recommending stockholder (or group of stockholders) in LiveDeal’s common stock.

Stockholders who desire to recommend a nominee for election to the Board must follow the following procedures:

•	Recommendations must be submitted to the Company in writing, addressed to our Principal Financial Officer at the Company’s principal headquarters.

•	Recommendations must include all information reasonably deemed by the recommending stockholder to be relevant to the committee’s consideration, including (at a minimum):

o	the name, address and telephone number of the potential candidate;

o	the number of shares of LiveDeal’s common stock owned by the recommending stockholder (or group of stockholders), and the time period for which such shares have been held;

o	if the recommending stockholder is not a stockholder of record according to the books and records of the Company, a statement from the record holder of the shares (usually a broker or bank) verifying the holdings of the stockholder;

o	a statement from the recommending stockholder as to whether s/he has a good faith intention to continue to hold the reported shares through the date of LiveDeal’s next annual meeting (at which the candidate would be elected to the Board);

o	with respect to the recommended nominee:

▪	the information required by Item 401 of Regulation S-K (generally providing for disclosure of the name, address, any arrangements or understandings regarding the nomination and the five-year business experience of the proposed nominee, as well as information about the types of legal proceedings within the past five years involving the nominee);
11

▪	the information required by Item 403 of Regulation S-K (generally providing for disclosure regarding the proposed nominee’s ownership of securities of LiveDeal); and

▪	the information required by Item 404 of Regulation S-K (generally providing for disclosure of transactions in which LiveDeal was or is to be a participant involving more than $120,000 and in which the nominee had or will have any direct or indirect material interest and certain other types of business relationships with LiveDeal);

o	a description of all relationships between the proposed nominee and the recommending stockholder and any arrangements or understandings between the recommending stockholder and the nominee regarding the nomination;

o	a description of all relationships between the proposed nominee and any of LiveDeal’s competitors, customers, suppliers, labor unions or other persons with special interests regarding LiveDeal;

o	a description of the contributions that the nominee would be expected to make to the Board and the governance of LiveDeal; and

o	a statement as to whether, in the view of the stockholder, the nominee, if elected, would represent all stockholders and not serve for the purpose of advancing or favoring any particular stockholder or other constituency of LiveDeal.

•	The nominating recommendation must be accompanied by the consent of the proposed nominee to be interviewed by the Corporate Governance and Nominating Committee and other Board members and, if elected, to serve as a director of LiveDeal.

•	A stockholder nomination must be received by LiveDeal, as provided above, not later than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior annual meeting.

•	If a recommendation is submitted by a group of two or more stockholders, the information regarding the recommending stockholders must be submitted with respect to each stockholder in the group (as the term group is defined under SEC regulations).

Does the Board have a policy on director attendance at the Annual Meeting?

The Board does not have a formal policy regarding director attendance at the Company’s annual meeting of stockholders, but all directors are encouraged to attend. All of our directors who were standing for re-election at our 2012 Annual Meeting attended that meeting, either in person or via teleconference. All directors standing for re-election this year anticipate attending the Annual Meeting, either in person or via teleconference.

How are our directors compensated?

Beginning in fiscal 2012, our directors receive a base fee of $25,000 per year for their service on the Board, which is payable in monthly installments. Previously, the base fee was $36,000 per year. Additionally, our Lead Director and committee chairpersons are paid additional retainers. For more information about the compensation paid or provided to our directors during fiscal 2012, please refer to the “Director Compensation” section of this Proxy Statement.

12

Does the Company have a Code of Ethics?

We have adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees of our Company, including the Chief Executive Officer and other principal financial and operating officers of the Company. The Code of Business Conduct and Ethics is posted on our website at www.livedeal.com. If we make any amendment to, or grant any waivers of, a provision of the Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller where such amendment or waiver is required to be disclosed under applicable SEC rules, we intend to disclose such amendment or waiver and the reasons therefor on Form 8-K or on our website.

ADVISORY VOTE ON COMPENSATION OF

NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY”)

(Proposal No. 2)

Proposed Advisory Resolution of Stockholders

At the Annual Meeting, stockholders will be given the opportunity to vote on the following advisory resolution:

RESOLVED, that the stockholders of LiveDeal, Inc. hereby approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis and compensation tables (and accompanying disclosures) set forth in this Proxy Statement.

Background on Proposal

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related SEC rules, stockholders are being given the opportunity to vote at the Annual Meeting on this advisory resolution regarding the compensation of our named executive officers (commonly referred to as “say-on-pay”). For more information about the compensation that we paid to our named executive officers during fiscal 2012, as well as a description of our overall executive compensation philosophy and program, please refer to the “Compensation Discussion and Analysis” section of this Proxy Statement, as well as the compensation tables and accompanying narrative disclosures that follow such section.

Effects of Advisory Vote

Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to our named executive officers and will not be binding on the Board or the Compensation Committee. However, the Compensation Committee and the Board will consider the outcome of the vote when making future executive compensation decisions.

Vote Required

The resolution approving, on an advisory basis, the compensation of our named executive officers (“say-on-pay”) will be approved if a majority of the votes cast affirmatively or negatively at the Annual Meeting are voted in favor of the proposal, assuming a quorum is present. A properly executed proxy marked “ABSTAIN” with respect to the proposal will not be voted or treated as a vote cast, although it will be counted for purposes of determining whether a quorum is present.  Accordingly, an abstention will not affect the outcome of the proposal.  Brokers are not entitled to use their discretion to vote uninstructed proxies with respect to the proposal, and any such “broker non-votes” will not deemed a vote cast.

The Board recommends a vote FOR approval of the resolution set forth above regarding the compensation of our named executive officers.

13

ADVISORY VOTE ON FREQUENCY OF

FUTURE “SAY-ON-PAY” ADVISORY VOTES

(Proposal No. 3)

Stockholder Advisory Vote

At the Annual Meeting, stockholders will be given the opportunity to vote on whether they prefer to have future “say-on-pay” votes occur:

•	every year;
•	every two years; or
•	every three years.

Background on Proposal

In accordance with the Dodd-Frank Act and related SEC rules, stockholders are being given the opportunity to vote at the Annual Meeting on an advisory resolution regarding the compensation of our named executive officers (“say-on-pay”). See Proposal No. 2 above in this Proxy Statement. The Dodd-Frank Act and applicable SEC rules also require that, at least once every six years, stockholders be given the opportunity to vote on the advisory resolution set forth immediately above regarding the frequency of future say-on-pay votes.

Stockholders may vote to recommend that future “say-on-pay” votes be held every year, every two years or every three years. The Board currently believes that future “say-on-pay” votes should occur every three years. There are advantages and disadvantages associated with each of the frequencies permitted under the Dodd-Frank Act and applicable SEC rules. The Board believes that holding a “say-on-pay” vote every three years offers the closest alignment with the Company’s approach to executive compensation and its underlying philosophy that seek to enhance the long-term growth of the Company and to attract, retain and motivate our executive officers over the long term. The Board believes a three-year cycle for the advisory vote on executive compensation will provide investors the most meaningful timing alternative by which to evaluate the effectiveness of our executive compensation strategies and their alignment with the Company’s business and results of operations. It will also minimize the administrative, compliance and other corporate expenses associated with holding “say-on-pay” votes more frequently (e.g., every year or every two years).

Effects of Advisory Vote

Because the vote on this proposal is advisory in nature, it will not be binding on the Board. However, the Board of Directors will consider the outcome of the vote along with other factors when making its decision about the frequency of future “say-on-pay” votes.

Vote Required

This proposal is being submitted to enable stockholders to express a preference as to whether future “say-on-pay” votes should be held every year, every two years or every three years. The selection that receives a plurality of affirmative votes will be considered the preference of the stockholders. Brokers are not entitled to use their discretion to vote uninstructed proxies with respect to the proposal, and any such “broker non-votes” will not deemed a vote cast.

The Board recommends that stockholders vote in favor of
holding future “say-on-pay” advisory votes every THREE years.

14

RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal No. 4)

Audit Committee Appointment – Kabani & Company, Inc.

Our Audit Committee, pursuant to authority granted to it by the Board, has again selected Kabani & Company, Inc., certified public accountants, as independent auditors to examine our annual consolidated financial statements for the fiscal year ending September 30, 2013. The Board is submitting this proposal to the vote of the stockholders in order to ratify the Audit Committee’s selection. If stockholders do not ratify the selection of Kabani & Company, Inc., the Audit Committee will reconsider its selection of our independent registered public accounting firm for fiscal 2013, although the Audit Committee will be under no obligation to change its selection. Kabani & Company, Inc. has been our independent registered public accounting firm since the beginning of fiscal 2012. Mayer Hoffman McCann P.C was the Company’s independent registered public accounting firm in fiscal 2011.

Audit and Other Fees

We paid the following fees to our independent registered public accounting firms for work performed in fiscal 2012 and 2011:

	2012	2011
Audit Fees	$117,500	$95,902
Audit-Related Fees	8,744	14,181
Tax Fees	18,500	18,000
All Other Fees	2,500	10,700
Total	147,244	138,783

Each year, the Audit Committee approves the annual audit engagement in advance. The Audit Committee also has established procedures to pre-approve all non-audit services provided by the Company’s independent registered public accounting firm. All 2012 and 2011 non-audit services listed above were pre-approved.

Audit Fees: This category includes the audit of our annual financial statements and review of financial statements included in our annual and periodic reports that are filed with the SEC. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, and the preparation of an annual “management letter” on internal control and other matters.

Audit-Related Fees: This category consists of travel expenses for the auditors.

15

Tax Fees: This category consists of professional services rendered by our independent auditors for tax compliance and tax advice. The services for the fees disclosed under this category include technical tax advice.

All Other Fees: This category includes services performed for the preparation of responses to SEC and NASDAQ correspondence.

Attendance of Kabani & Company, Inc. at 2013 Annual Meeting

Representatives of Kabani & Company, Inc. are not expected to be present at the Annual Meeting.

Vote Required

The ratification of the Audit Committee’s appointment of Kabani & Company, Inc. as our independent registered public accounting firm for the fiscal year ending September 30, 2013 will be approved if a majority of the votes cast affirmatively or negatively at the Annual Meeting are voted in favor of the proposal, assuming a quorum is present. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted or treated as a vote cast, although it will be counted for purposes of determining whether a quorum is present. Accordingly, an abstention will not affect the outcome of this proposal. Brokers are entitled to use their discretion to vote uninstructed proxies with respect to ratification of our independent auditors.

The Board recommends a vote FOR ratification of the Audit Committee’s appointment of

Kabani & Company, Inc. as our independent registered public accounting firm for fiscal 2013.

EXECUTIVE OFFICERS

Our executive management team consists of the following individuals:

Jon Isaac, 30 President and Chief Executive Officer (and Principal Financial and Accounting Officer)

Mr. Jon Isaac was appointed President and Chief Executive Officer of LiveDeal in January 2012. He is the founder of Isaac Organization, a privately held investment company. At Isaac Organization, Mr. Isaac has closed a variety of multi-faceted real estate deals and has experience in aiding public companies to implement turnarounds and in raising capital. Mr. Isaac studied Economics and Finance at the University of Ottawa, Canada.

Tony Isaac, 58 Financial Planning and Strategist/ Economist

Mr. Tony Isaac began serving as the Company’s Financial Planning and Strategist/Economist in July 2012. He is the Chairman and Co-Founder of Isaac Organization, a privately held investment company. Mr. Isaac has invested in various companies, both private and public from 1980 to present. Mr. Isaac’s specialty is negotiation and problem-solving of complex real estate and business transactions. Mr. Isaac graduated from Ottawa University in 1981, where he majored in Commerce and Business Administration and Economics.

Perry Teevens, 51 Senior Vice President – Markets and Business Development	Mr. Teevens holds more than 15 years’ experience in sales management and business development for innovative IP multimedia systems and software companies. Most recently he was the head of business development at Skype, one of the world’s fastest growing Internet communications companies, where he was responsible for strategic planning and global business development for the Skype-for-Business and Enterprise Business Unit. Prior to his role at Skype, Mr. Teevens held senior leadership positions at multimedia and software companies including Intel, VideoServer, Radvision and Aricent, as well as holding sales management and business development positions at Skype and Microsoft. Mr. Teevens holds a B.S. degree in business administration from California State University, Fresno.

16

COMPENSATION DISCUSSION AND ANALYSIS

Overview

The purpose of this Compensation Discussion and Analysis (“CD&A”) is to provide material information about the Company’s compensation philosophy, objectives and other relevant policies and to explain and put into context the material elements of the disclosure that follows in this Proxy Statement with respect to the compensation of our named executive officers (in this CD&A, referred to as the “NEOs”). For fiscal 2012, our NEOs were:

Jon Isaac, President and Chief Executive Officer (beginning on January 20, 2012)

Tony Isaac, Financial Planning and Strategist/Economist (beginning on July 23, 2012)

Kevin A. Hall, President and Chief Executive Officer (until January 20, 2012)

Lawrence W. Tomsic, Chief Financial Officer (until May 20, 2012)

The Compensation Committee

The Compensation Committee annually reviews the performance and compensation of the Chief Executive Officer or other principal executive officer (currently, our President and Chief Executive Officer) and the Company’s other executive officers. Additionally, the Compensation Committee reviews compensation of outside directors for service on the Board and for service on committees of the Board, and administers the Company’s stock plans.

Role of Executives in Determining Executive Compensation

The Chief Executive Officer or other principal executive officer (currently, our President and Chief Executive Officer) provides input to the Compensation Committee regarding the performance of the other NEOs and offers recommendations regarding their compensation packages in light of such performance. The Compensation Committee is ultimately responsible, however, for determining the compensation of the NEOs, including the Chief Executive Officer or other principal executive officer.

Compensation Philosophy and Objectives

The Compensation Committee and the Board believe that the Company’s compensation programs for its executive officers should reflect the Company’s performance and the value created for its stockholders. In addition, we believe the compensation programs should support the goals and values of the Company and should reward individual contributions to the Company’s success. Specifically, the Company’s executive compensation program is intended to:

•	attract and retain the highest caliber executive officers;
17

•	drive achievement of business strategies and goals;

•	motivate performance in an entrepreneurial, incentive-driven culture;

•	closely align the interests of executive officers with the interests of the Company’s stockholders;

•	promote and maintain high ethical standards and business practices; and

•	reward results and the creation of stockholder value.

Factors Considered in Determining Compensation; Components of Compensation

The Compensation Committee makes executive compensation decisions on the basis of total compensation, rather than on individual components of compensation. We attempt to create an integrated total compensation program structured to balance both short and long-term financial and strategic goals. Our compensation should be competitive enough to attract and retain highly skilled individuals. In this regard, we utilize a combination of between two to four of the following types of compensation to compensate our executive officers:

•	base salary;

•	performance bonuses, which may be earned annually depending on the Company’s achievement of pre-established goals;

•	cash bonuses given at the discretion of the Board; and

•	equity compensation, consisting of restricted stock and/or stock options.

The Compensation Committee periodically reviews each executive officer’s base salary and makes appropriate recommendations to the Board. Salaries are based on the following factors:

•	the Company’s performance for the prior fiscal years and subjective evaluation of each executive’s contribution to that performance;

•	the performance of the particular executive in relation to established goals or strategic plans; and

•	competitive levels of compensation for executive positions based on information drawn from compensation surveys and other relevant information.

Performance bonuses and equity compensation are awarded based upon the recommendation of the Compensation Committee. Restricted stock is granted under the Company’s stockholder-approved equity incentive plan(s) and is priced at 100% of the closing price of the Company’s common stock on the date of grant. Incentive and/or non-qualified stock options are generally granted under the Company’s stockholder-approved equity incentive plan(s), as well, with the exercise price of such options set at 100% of the closing price of the Company’s common stock on the date of grant. These grants are made with a view to linking executives’ compensation to the long-term financial success of the Company.

18

Use of Benchmarking and Compensation Peer Groups

The Compensation Committee did not utilize any benchmarking measure in fiscal 2012 and traditionally has not tied compensation directly to a specific profitability measurement, market value of the Company’s common stock or benchmark related to any established peer or industry group. Salary increases are based on the terms of the NEOs’ employment agreements, if applicable, and correlated with the Board’s and the Compensation Committee’s assessment of each NEO’s performance. The Company also generally seeks to increase or decrease compensation, as appropriate, based upon changes in an executive officer’s functional responsibilities within the Company. Historically, the Compensation Committee has not used outside consultants in determining the compensation of the NEOs, and no such consultants were engaged during fiscal 2012.

Other Compensation Policies and Considerations; Tax Issues and Risk Management

The intention of the Company has been to compensate the NEOs in a manner that maximizes the Company’s ability to deduct such compensation expenses for federal income tax purposes. However, the Compensation Committee has the discretion to provide compensation that is not “performance-based” under Section 162(m) of the Code it determines that such compensation is in the best interests of the Company and its stockholders. For fiscal 2012, the Company expects to deduct all compensation expenses paid to the NEOs.

On an annual basis, the Compensation Committee evaluates the Company’s compensation policies and practices for its employees, including the NEOs, to assess whether such policies and practices create risks that are reasonably likely to have a material adverse effect on the Company.  Based on its evaluation, the Compensation Committee has determined that the Company’s compensation policies and practices do not create such risks.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)

Jon Isaac, President and Chief Executive Officer (2)	2012	1	-	-	1

Tony Isaac, Financial Planning and Strategist/Economist (3)	2012	27,000	-	-	27,000

Kevin A. Hall, President and Chief Executive Officer (4)	2012	180,413	-	9,537	189,950
	2011	230,638	2,581	40,868	274,087

Lawrence W. Tomsic, Chief Financial Officer (5)	2012	121,455	-	-	121,455
	2011	221,351	12,151	-	233,502

_______________

(1)	The amounts reflect the dollar amount recognized for financial statement reporting purposes in accordance with SFAS No. 123(R) (“SFAS 123(R)”). These amounts reflect LiveDeal’s accounting expense for these awards, and do not correspond to the actual value that may be recognized by the NEOs.
(2)	Mr. Jon Isaac became our President and Chief Executive Officer on January 20, 2012. As of the date hereof, the Company has not entered into a written employment agreement with Mr. Isaac. Due to his significant ownership interest in the Company and desire to support the Company’s efforts to improve profitability and stockholder value, Mr. Isaac agreed to accept an annual salary of $1 for his services as President and Chief Executive Officer. He is eligible to receive bonuses in such forms and amounts as may be determined by the Compensation Committee in its sole discretion. No such bonuses were paid during fiscal 2012.
19

(3)	Mr. Tony Isaac became our Financial Planning and Strategist/Economist on July 23, 2012. He is paid $12,000 per month for his services.
(4)	Mr. Hall’s service as our President and Chief Executive Officer ended on January 20, 2012. Salary in 2012 includes $5,192 in holiday pay and $93,750 in severance paid in cash. All Other Compensation includes amounts paid to or on behalf of Mr. Hall in respect of his temporary living expenses. Pursuant to his Employment Agreement, Mr. Hall was reimbursed for his monthly rent and related living expenses for an amount not to exceed $3,500 per month.
(5)	Mr. Tomsic’s service as our Chief Financial Officer ended on May 20, 2012. Salary in 2012 includes $5,921 in holiday pay.

EMPLOYMENT AGREEMENTS

On September 10, 2012, the Company entered into an Employment Offer Letter with Perry Teevens, who became the Company’s Senior Vice President of Markets and Business Development effective as of October 1, 2012. The Employment Offer Letter does not specify a term and provides for at-will employment at a base salary of $144,000 per annum. In addition to participating in the Company’s standard employee benefit programs following a 90-day probationary period, Mr. Teevens will also be eligible to receive stock options according to the following schedule (pro-rated in the event of a termination of Mr. Teevens’ employment following the first anniversary of the effective date of the Employment Offer Letter):

•	After 12 months – Options to purchase 25,000 shares of common stock at $10 per share
•	After 24 months – Options to purchase 25,000 shares of common stock at $15 per share
•	After 36 months – Options to purchase 25,000 shares of common stock at $20 per share
•	After 48 months – Options to purchase 25,000 shares of common stock at $20 per share

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

As of September 30, 2012, there were no outstanding equity awards held by our NEOs.

DIRECTOR COMPENSATION

Directors who are also employees of the Company (including Mr. Jon Isaac and Mr. Tony Isaac) do not receive any separate compensation in connection with their Board service. Beginning in fiscal 2012, non-employee directors generally receive a $25,000 annual retainer, as discussed above. Our Lead Director (if any) and committee chairpersons generally receive an additional annual retainer (equal to $10,000 for the Lead Director and Audit Committee Chairman, and $5,000 for the chairpersons of the other committees). In the event that the Chairman of the Board is a non-employee director, we also pay such person an additional retainer. We reimburse directors for reasonable expenses related to their Board service.

The table on the following page summarizes compensation paid to each of our non-employee directors who served in such capacity during fiscal 2012.

20

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)

Sheryle Bolton	-	13,849	13,849

Richard D. Butler, Jr.	2,500	32,833	35,333

Thomas J. Clarke, Jr.	2,500	32,833	35,333

Dennis Gao	17,247	-	17,247

John Kocmur	10,417	2,083	12,500

Greg A. LeClaire	2,917	35,750	38,667

_______________

(1)	Amounts represent value of shares granted to directors in lieu of paying them cash director fees. Shares were granted on a monthly basis, and the number of shares granted each month was determined by dividing the cash director fee payable to the applicable director for the immediately preceding month by the price of the Company’s common stock, as reported by the NASDAQ Capital Market, on the date of grant.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes securities available for issuance under LiveDeal’s equity compensation plans as of September 30, 2012:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders (1)	108,134 (2)	-	231,866

Equity compensation plans not approved by security holders	-	-	-

Total	108,134	-	231,866

_______________

(1)	Comprised of the LiveDeal, Inc. Amended and Restated 2003 Stock Plan.
(2)	This number represents the number of shares of restricted stock that have been granted to eligible participants under our Amended and Restated 2003 Stock Plan. As of September 30, 2012, 107,871 shares of common stock were vested and 263 shares remained subject to forfeiture.

LiveDeal, Inc. Amended and Restated 2003 Stock Plan

During the fiscal year ended September 30, 2002, our stockholders approved the 2002 Employees, Officers & Directors Stock Option Plan (the “2002 Plan”), which was intended to replace our 1998 Stock Option Plan (the “1998 Plan”). The 2002 Plan was never implemented, however, and no options, shares or any other securities were issued or granted under the 2002 Plan. There were 30,000 shares of our common stock authorized for issuance under the 2002 Plan. On June 30, 2003 and July 21, 2003, respectively, the Board and a majority of our stockholders terminated both the 1998 Plan and the 2002 Plan and approved our 2003 Stock Plan. The 30,000 shares of common stock previously allocated to the 2002 Plan were re-allocated to the 2003 Stock Plan.

21

In April 2004, our stockholders and the Board approved an amendment to the 2003 Stock Plan to increase the aggregate number of shares available thereunder by 20,000 shares in order to have an adequate number of shares available for future grants. At our 2007 Annual Meeting, our stockholders approved an amendment that increased the aggregate number of shares available for issuance under the 2003 Stock Plan to 80,000 shares. At our 2008 Annual Meeting, our stockholders rejected an amendment that would have increased the number of shares available for issuance from 80,000 shares to 110,000 shares. At our 2009 Annual Meeting, our stockholders approved an amendment that increased the aggregate number of shares available for issuance under the 2003 Stock Plan by 60,000 shares, to 140,000 shares in the aggregate. At our 2012 Annual Meeting, our stockholders approved an amendment that increased the aggregate number of shares available for issuance under the 2003 Stock Plan by 200,000 shares, to 340,000 shares in the aggregate.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee Thomas J. Clarke, Jr., Chairman Greg A. LeClaire

AUDIT COMMITTEE REPORT

SEC rules require us to include in our Proxy Statement a report from the Company’s Audit Committee. The following report concerns the Audit Committee’s activities regarding oversight of our financial reporting and auditing process and does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing that we make under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this report in such filings.

It is the duty of the Audit Committee to provide independent, objective oversight of our accounting functions and internal controls. The Audit Committee acts under a written charter that sets forth the audit-related functions we are expected to perform. Our functions are to:

•	serve as an independent and objective party to monitor LiveDeal, Inc.’s financial reporting process and system of internal control structure;

•	review and appraise the audit efforts of LiveDeal, Inc.’s independent registered public accounting firm; and

•	provide an open avenue of communication among the independent auditors, financial and senior management, and the Board.

We meet with management periodically to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting. We discuss these matters with the Company’s independent auditors and with appropriate financial personnel. We regularly meet privately with the independent auditors, who have unrestricted access to the Audit Committee. We also recommend to the Board the appointment of the independent auditors and review periodically their performance and independence from management. Toward that end, we have considered whether the non-audit related services provided by LiveDeal, Inc.’s independent auditors are compatible with their independence. In addition, we review our financing plans and report recommendations to the full Board for approval and to authorize action.

22

Management of LiveDeal, Inc. has primary responsibility for the Company’s financial statements and the overall reporting process, including its system of internal control structure. The independent auditors (i) audit the annual financial statements prepared by management, (ii) express an opinion as to whether those financial statements fairly present LiveDeal, Inc.’s financial position, results of operations, and cash flows in conformity with generally accepted accounting principles, and (iii) discuss with the Company any issues they believe should be raised. Our responsibility is to monitor and review these processes.

It is not our duty or responsibility to conduct auditing or accounting reviews or procedures. We are not employees of LiveDeal, Inc. while serving on the Audit Committee. We are not and we may not represent ourselves to be or to serve as accountants or auditors by profession or experts in the fields of accounting and auditing. Therefore, we have relied, without independent verification; on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on LiveDeal, Inc.’s consolidated financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company’s consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that the audit of the Company’s consolidated financial statements has been carried out in accordance with generally accepted auditing standards or that LiveDeal, Inc.’s independent accountants are, in fact, “independent.”

This year, we reviewed LiveDeal, Inc.’s audited consolidated financial statements and met with both management and Kabani & Company, Inc., LiveDeal, Inc.’s independent auditors, to discuss those consolidated financial statements. Management has represented to us that the consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. We have received from and discussed with Kabani & Company, Inc. the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm’s independence from LiveDeal, Inc. We also discussed with Kabani & Company, Inc. any matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

In reliance on the reviews and discussions referred to above, we recommended to the Board that LiveDeal, Inc.’s audited consolidated financial statements should be included in LiveDeal, Inc.’s Annual Report on Form 10-K for the fiscal year ended September 30, 2012.

The Audit Committee Greg A. LeClaire, Chairman Richard D. Butler, Jr. Dennis Gao

23

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of January 28, 2013 of (i) each executive officer and each director of our Company; (ii) all executive officers and directors of our Company as a group; and (iii) each person known to the Company to be the beneficial owner of more than 5% of our common stock. We deem shares of our common stock that may be acquired by an individual or group within 60 days of January 28, 2013, pursuant to the exercise of options or warrants or conversion of convertible securities, to be outstanding for the purpose of computing the percentage ownership of such individual or group, but these shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or group shown in the table. Percentage of ownership is based on 2,755,818 shares of common stock outstanding on January 28, 2013. The information as to beneficial ownership was either (i) furnished to us by or on behalf of the persons named or (ii) determined based on a review of the beneficial owners’ Schedules 13D/G and Section 16 filings with respect to our common stock. Unless otherwise indicated, the business address of each person listed is 6240 McLeod Drive, Suite 120, Las Vegas, Nevada 89120.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class

Executive Officers and Directors:
Richard D. Butler, Jr.	18,572	*
Thomas J. Clarke, Jr.	18,572	*
Dennis Gao	—	—
Greg A. LeClaire	19,490	*
Jon Isaac (1)	869,161	29.1%
Tony Isaac	—	—
John Kocmur	405,965	14.7%
All Executive Officers and Directors as a group (7 persons)	1,331,760	48.3%

Other 5% Stockholders:
Isaac Capital Group, LLC (1) 12520 High Bluff Drive, Suite 145 San Diego, California 92130	869,161	29.1%
Kingston Diversified Holdings LLC 535 Burleigh Private Ottawa, Ontario K1J 1J9	604,837	21.9%

_________________________

*Represents less than 1% of our issued and outstanding common stock.

(1)	Reflects shares owned by Isaac Capital Group, LLC, a Delaware limited liability company (“ICG”). Jon Isaac is the President and sole member of ICG and has sole voting and dispositive power with respect to such shares. Includes 109,139 shares acquired on September 20, 2012 in connection with ICG’s conversion of a Subordinated Convertible Note in the principal amount of $250,000, together with $9,315.07 of accrued but unpaid interest, into common stock at a conversion price of $2.376 per share. Includes 123,829 shares acquired on December 17, 2012 in connection with ICG’s conversion of a Subordinated Convertible Note in the principal amount of $250,000 into common stock at a conversion price of $2.02 per share. Also includes warrants to acquire (i) 109,139 shares of common stock at an exercise price of $2.85 per share and (ii) 123,829 shares of common stock at an exercise price of $2.43 pre share, which are exercisable in full within 60 days of January 28, 2013.
24

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, certain of our officers and persons who own at least 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Based solely on our review of the copies of such forms filed with the SEC and on written representations provided to us by our directors and officers, all Section 16(a) filing requirements applicable to our directors, officers and 10% or greater stockholders were complied with during the fiscal year that ended September 30, 2012, with the exception of the following:

Name	No. Late Reports (Form 4s)	No. Transactions Covered
Sheryle Bolton	5	5
Richard D. Butler, Jr.	6	6
Thomas J. Clarke, Jr.	6	6
Greg A. LeClaire	6	6

In addition, the following required Form 3s have not been filed as of the date hereof:

Name	Deadline for Form 3
Kingston Diversified Holdings LLC (10% stockholder)	December 22, 2011
Dennis Gao (director)	February 6, 2012

RELATED PARTY TRANSACTIONS

April 2012 Convertible Note Issuance and Related Transactions

On April 3, 2012, the Company entered into a Note and Warrant Purchase Agreement (the “Note Agreement”) with Isaac Capital Group, LLC (“ICG”), pursuant to which ICG agreed to purchase for cash up to $2,000,000 in aggregate principal amount of our unsecured Subordinated Convertible Notes. Jon Isaac, who is a director of the Company and also serves as our President and Chief Executive Officer, is the President and sole member of ICG.

Either ICG or the Company may elect at any time to convert all or any portion of any outstanding Subordinated Convertible Note (including all principal and accrued interest) into (1) a number of shares of our common stock equal to the dollar amount being converted divided by the conversion price and, (2) a warrant exercisable for a period of five years following the date of its issuance for a number of shares equal to the same number of shares as are issuable upon conversion of the note (as provided in clause (1) above), at an exercise price equal to 120% of the conversion price. Subject to adjustment for stock splits and combinations, share reclassifications, certain fundamental transactions and certain share issuances, the conversion price will be equal to 60% of the lesser of (i) $3.96, which was the closing bid price of our common stock on April 3, 2012, and (ii) the 10-day weighted average closing bid price of our common stock for the 10 business days immediately preceding the date of the applicable notice of conversion subject to a minimum of $1.00. The exercise price of the warrant is subject to similar adjustments.

The Company issued an initial Subordinated Convertible Note in the principal amount of $250,000 to ICG on April 3, 2012. On September 10, 2012, ICG elected to convert the entire principal balance of plus accrued interest on that note at a conversion price of $2.38 per share, resulting in the issuance of 109,139 shares of our common stock and a warrant to acquire 109,139 additional shares of our common stock at an exercise price of $2.85 per share.

25

The Company issued a second Subordinated Convertible Note in the principal amount of $250,000 to ICG on December 11, 2012. On December 17, 2012, ICG elected to convert that note with a conversion price of $2.02 per share, resulting in the issuance of 123,829 shares of our common stock and a warrant to acquire 123,829 additional shares of our common stock at an exercise price of $2.43 per share.

Procedures for Approval of Related Party Transactions

In accordance with its charter, the Audit Committee reviews and recommends for approval all related party transactions (as such term is defined for purposes of Item 404 of Regulation S-K). The Audit Committee participated in the approval of the transactions contemplated by the Note Agreement described above.

STOCKHOLDER NOMINATIONS AND OTHER PROPOSALS

To be considered for inclusion in our proxy materials relating to our 2014 Annual Meeting, stockholder nominations or other proposals must be received at our principal executive offices by October 25, 2013, which is 120 calendar days prior to the anniversary of the mailing date of the Company’s 2013 Proxy Statement. All stockholder proposals must be in compliance with applicable laws and regulations, including the provisions of Rule 14a-8 of the Exchange Act, in order to be considered for possible inclusion in the proxy statement and form of proxy for the 2014 Annual Meeting.

Pursuant to Section 2.7 of the Company’s Amended and Restated Bylaws, any notice of a stockholder nomination or other proposal submitted outside of the process prescribed by Rule 14a-8 of the Exchange Act (i.e., proposals that are not to be included in the Company’s proxy statement and form of proxy) received after October 25, 2013 will be considered untimely. To be in proper written form, a stockholder’s notice must set forth, as to each matter such stockholder proposes to bring before the annual meeting, (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

OTHER MATTERS

As of the date of this Proxy Statement, the Board does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

ELECTRONIC DELIVERY OF FUTURE ANNUAL MEETING MATERIALS

We are offering our stockholders the opportunity to consent to receive our future proxy materials and annual reports electronically by providing the appropriate information when voting via the Internet. Electronic delivery could save us a significant portion of the costs associated with printing and mailing annual meeting materials, and we hope that our stockholders find this service convenient and useful. If you consent and we elect to deliver future proxy materials and/or annual reports to you electronically, then we will send you a notice (either by electronic mail or regular mail) explaining how to access these materials but will not send you paper copies of these materials unless you request them. We may also choose to send one or more items to you in paper form despite your consent to receive them electronically. Your consent will be effective until you revoke it by terminating your registration at the website www.investordelivery.com if you hold shares at a brokerage firm or bank participating in the ADP program, or by contacting our transfer agent, Registrar and Transfer Company, if you hold shares in your own name.

26

By consenting to electronic delivery, you are stating to us that you currently have access to the Internet and expect to have access in the future. If you do not have access to the Internet, or do not expect to have access in the future, please do not consent to electronic delivery because we may rely on your consent and not deliver paper copies of future annual meeting materials. In addition, if you consent to electronic delivery, you will be responsible for your usual Internet charges (e.g., online fees) in connection with the electronic delivery of the proxy materials and annual report.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Exchange Act. The Company files reports, proxy statements and other information with the SEC. The public may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. The statements and forms we file with the SEC have been filed electronically and are available for viewing or copy on the SEC maintained Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC. The Internet address for this site can be found at: www.sec.gov.

A copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2012 has been mailed to you with this Proxy Statement. The Annual Report is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act. The information contained in the “Audit Committee Report” and “Compensation Committee Report” shall not be deemed “filed” with the SEC or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act. We will provide upon written request, without charge to each stockholder of record as of the record date, a copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2012, as filed with the SEC. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense incurred by us in furnishing such exhibits. Any such requests should be directed to our Corporate Secretary at our principal executive offices at 6240 McLeod Drive, Suite 120, Las Vegas, Nevada 89120.

STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY VIA FACSIMILE TO THE ATTENTION OF ACCOUNTING MANAGER, LIVEDEAL, INC., AT (702) 939-0246 OR IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR VOTE IS IMPORTANT.

LiveDeal, Inc.

/s/ Jon Isaac

Jon Isaac

President and Chief Executive Officer

February 22, 2013

27

REVOCABLE PROXY

LIVEDEAL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

IN CONNECTION WITH THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 11, 2013

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held on April 11, 2013 and the Proxy Statement and appoints Jon Isaac and Tony Isaac (or either of them), the proxy of the undersigned, with full power of substitution to vote all shares of common stock of LiveDeal, Inc. (the “Company”) that the undersigned is entitled to vote, either on his or her own behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held on Thursday, April 11, 2013 at 10:00 a.m. local time, at LiveDeal’s call center location, which is located at 325 East Warm Springs Road, Suite 100, Las Vegas, Nevada 89119, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on the reverse side.

Please be sure to sign and date this Proxy in the box below.

Date __________________________

Stockholder (sign above)	Co-holder (if any) (sign above)

PLEASE MARK VOTES AS IN THIS EXAMPLE: ☑

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

	For	Withhold
Richard D. Butler, Jr.	☐	☐
Dennis Gao	☐	☐
Thomas J. Clarke, Jr.	☐	☐
Jon Isaac	☐	☐
Tony Isaac	☐	☐
John Kocmur	☐	☐
Greg A. LeClaire	☐	☐

PROPOSAL NO. 2 – ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY”)

	For	Against	Abstain
RESOLVED, that the stockholders of LiveDeal, Inc. hereby approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis and compensation tables (and accompanying disclosures) set forth in this Proxy Statement.	☐	☐	☐

PROPOSAL NO. 3 – ADVISORY VOTE ON FREQUENCY OF FUTURE “SAY-ON-PAY” VOTES

Future “say-on-pay” advisory votes should be held:	Every 1 year	☐
	Every 2 years	☐
	Every 3 years	☐
	Abstain	☐

PROPOSAL NO. 4 – RATIFICATION OF AUDITORS

	For	Against	Abstain
To ratify the Audit Committee’s appointment of Kabani & Company, Inc. as LiveDeal’s independent registered public accounting firm for the fiscal year ending September 30, 2013	☐	☐	☐

OTHER MATTERS

	Yes	No
In his discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.	☐	☐

Please disregard the following if you have previously provided your consent decision:

☐ By checking the box to the left, I consent to future delivery of annual reports, proxy statements, prospectuses, other materials, and stockholder communications electronically via the Internet at a website that will be disclosed to me. I understand that the Company may no longer distribute printed materials to me regarding any future stockholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Registrar and Trust Company, 10 Commerce Drive, Cranford, New Jersey 07016, and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.

IF YOU RETURN YOUR PROPERLY EXECUTED PROXY, WE WILL VOTE YOUR SHARES AS YOU DIRECT. IF YOU DO NOT SPECIFY ON YOUR PROXY HOW YOU WANT TO VOTE YOUR SHARES, WE WILL VOTE THEM “FOR” PROPOSALS 1 (TO ELECT ALL NOMINATED DIRECTORS), 2 AND 4, “FOR” HOLDING FUTURE “SAY-ON-PAY” ADVISORY VOTES EVERY THREE YEARS, AND IN THE DISCRETION OF THE PROXY ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

^ Detach above card, sign, date and mail in postage paid envelope provided. ^

LIVEDEAL, INC.

Please sign EXACTLY as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If more than one trustee, all should sign. If shares are held jointly, both owners must sign.

THIS PROXY CARD IS VALID WHEN SIGNED AND DATED.

MAIL YOUR PROXY CARD TODAY.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

______________________________

______________________________

______________________________

_____________________________________________________________________________________